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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     8-7-98
                                                         -----------------

                           BIRMAN MANAGED CARE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
         DELAWARE                      0-22127                      62-1584092
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(STATE OF OTHER JURISDICTION   (COMMISSION FILE NUMBER)  (IRS EMPLOYER IDENTIFICATION NO.)
     OF INCORPORATION)
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1025 HIGHWAY 111 SOUTH, COOKEVILLE, TENNESSEE                   38501
---------------------------------------------                  -------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


   REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (931)  372-7800

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS

     Birman Managed Care, Inc. (the "Company") has determined that it will purchase no additional shares in or otherwise provide additional capital to Care3, Inc. ("Care3"), the health maintenance organization ("HMO") licensed in Mississippi of which it owns 69% of the common stock and all of the preferred stock. Factors which were taken into account in making this decision include the estimated future capital requirements of Care3, the claims experience of Care3 to date, the Company's current cash reserves and operating results. The Company has been advised that the other shareholders of Care3, Inc. have elected at this time that they will not provide additional capital to Care3, either. As a consequence, the board of directors of Care3, Inc. on August 6, 1998 consented to Care3 being placed under the administrative supervision of the Mississippi Commissioner of Insurance (the "Commissioner"). On Friday, August 7, 1998, Care3 was placed into statutory rehabilitation in response to a petition by the Commissioner. Neither Care3 nor the Company opposed the petition and both expect to cooperate fully with the Commissioner and the appointed rehabilitator. The Company believes that Care3's reserves are adequate to pay all claims of its members and is aware of no grounds on which a claim against the Company regarding Care3 could be based. Until all such claims and the costs of rehabilitation are presented and considered, there can be no assurance of this, however.

     The Company has received a number of inquiries regarding its interests in Care3 but no inquiry has progressed to the point where any prediction can be made as to the future disposition of the Company's interests in Care3. The Company will treat its interests in Care3 as a discontinued operation for accounting purposes and expects to take a charge to earnings for the fiscal year ended June 30, 1998 relating to the aforementioned developments.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BIRMAN MANAGED CARE, INC.

August 7, 1998                            /s/ DAVID N. BIRMAN
                                          ------------------------------
                                          David N. Birman
                                          Chairman of the Board,
                                          President and
                                          Chief Executive Officer

August 7, 1998                            /s/ DOUGLAS A. LESSARD
                                          ------------------------------
                                          Douglas A. Lessard
                                          Vice President, Treasure and
                                          Chief Financial Officer
                                          (Principal Accounting Officer)